EXHIBIT 4.10.2
SECOND SENIOR NOTES REGISTRATION RIGHTS JOINDER
     With respect to the Senior Notes Registration Rights Agreement, dated as of October 15, 2010, among RGHL US Escrow I Inc., a company incorporated under the laws of the State of Delaware (the “US Corporate Escrow Issuer”), RGHL US Escrow I LLC, a limited liability company organized under the laws of the State of Delaware (the “US LLC Escrow Issuer”) and RGHL Escrow Issuer (Luxembourg) I S.A., a company incorporated as a société anonyme (a public limited liability company) under the laws of Luxembourg (the “Lux Escrow Issuer” and, together with the US Corporate Escrow Issuer and the US LLC Escrow Issuer, the “Escrow Issuers”), and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers (as defined therein and, such agreement, the “Senior Notes Registration Rights Agreement”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the signatories hereto assumes all of the rights and obligations as Guarantors under the Senior Notes Registration Rights Agreement, in each case, as of November 16, 2010, the date hereof, and as though it had entered into the Senior Notes Registration Rights Agreement on October 15, 2010. The obligations assumed by the Guarantors under this Joinder shall be joint and several obligations. Capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Senior Notes Registration Rights Agreement.

Very truly yours, PACTIV CORPORATION
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
Title:

PACTIV FACTORING LLC
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
Title:

PACTIV GERMANY HOLDINGS INC.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
Title:

PACTIV INTERNATIONAL HOLDINGS INC.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
Title:

PACTIV MANAGEMENT COMPANY LLC
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
Title:

PCA WEST INC.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
Title:

[Signature page to Joinder to Registration Rights Agreement for the Senior Notes (Pactiv)]